UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2013

CELLULAR BIOMEDICINE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-52282	86-1032927
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 University Avenue, #17 Palo Alto, California	94301
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:     (650) 566-5064

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)    Change in Registrant’s Certifying Accountant

Effective August 29, 2013, the Board of Directors of Cellular Biomedicine Group, Inc. (the “Company”) determined that it was in the best interest of the Company following the merger of Cellular Biomedicine Group Ltd. (the “Accounting Acquirer”) with EastBridge Investment Group Corporation (“Accounting Acquiree”) to change the independent registered public accounting firm engaged to audit the Company’s consolidated financial statements to the independent registered public accounting firm of the Accounting Acquirer. Accordingly, Tarvaran Askelon & Company (“TAC”) will no longer serve as the independent registered public accounting firm for the Company.  TAC was previously engaged as auditors to the Registrant for the fiscal year ended December 31, 2012.

TAC’s report on the Company’s consolidated financial statements as of and for the years ended December 31, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion, and were not qualified as to uncertainty, audit scope, or accounting principles.

During the Registrant’s two most recent fiscal years ended December 31, 2012 and the subsequent interim periods, there were no disagreements with TAC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of TAC would have caused them to make reference to this subject matter of the disagreements in connection with their report, nor were there any "reportable events" as such term as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided TAC with a copy of the disclosures it is making in this Current Report on Form 8-K and requested from TAC a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures.

(b)    Appointment of Registrant’s New Certifying Accountant

Effective on August 29, 2013, BDO USA, LLP (“BDO”), whose address is 2201 E. Camelback Road, Suite 360, Phoenix, AZ 85016, was engaged to serve as the Company's new independent registered public accounting firm to audit the Company's consolidated financial statements.

Prior to engaging BDO, the Company had not consulted BDO regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements or a reportable event, nor did the Company consult with BDO regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

The change from TAC as the Company’s independent registered public accounting firm and the engagement of BDO as its independent registered public accounting firm were both approved by our board of directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cellular Biomedicine Group, Inc.

Date: September 3, 2013	By:	/s/ Andrew Chan
Andrew Chan
Chief Financial Officer